UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2010

ENVISION SOLAR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-147104	20-8457250
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7675 Dagget Street, Suite 150, San Diego, CA	92111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 799-4583

CASITA ENTERPRISES, INC.
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 30, 2010, Howard Smith resigned as Chief Financial Officer of the Company but will remain available to the Company to give assistance as needed. Effectively immediately, Robert Noble, CEO, has been appointed the dual role of interim Chief Financial Officer.  The Company is actively pursuing CFO candidates to fill the permanent role.  At this time, the Company is not paying Mr. Noble any additional compensation for his services as interim Chief Financial Officer.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION SOLAR INTERNATIONAL, INC.

July 6, 2010	By:	/s/ Robert Noble
Robert Noble, Chief Executive Officer